UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
          Pursuant to Section 13 OR 15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported) February 22, 2007
                                                        -----------------

                                  K-SWISS INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                      0-18490                95-4265988
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(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)

31248 Oak Crest Drive, Westlake Village, CA                         91361
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(Address of principal executive offices)                          (Zip code)

                                  818-706-5100
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              (Registrant's telephone number, including area code)

                                      N/A
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              (Former name, former address and former fiscal year,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On February 22, 2007, K-Swiss Inc. (the "Company") issued a press release announcing its results of operations and financial condition for the three months and the year ended December 31, 2006. A copy of the Company's press release is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

     The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished under Item 2.02 "Results of Operations and Financial Condition." Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference in any filing, registration statement or other document filed under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

     Exhibit Number      Description of Exhibit
     --------------      ----------------------
     99.1                Press release issued February 22, 2007.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              K-Swiss Inc.


Date: February 22, 2007                       By: /s/ GEORGE POWLICK
                                                  ------------------------------
                                                  George Powlick,
                                                  Vice President Finance, Chief
                                                  Operating Officer, Chief
                                                  Financial Officer and Director

                                  EXHIBIT INDEX
                                  -------------

Exhibit                    Description
-------                    -----------

99.1                       Press Release issued February 22, 2007.